                                                                Exhibit 10(a)(3)
                                THIRD AMENDMENT
                                ---------------


        THIRD AMENDMENT, dated as of February 28, 1995 (this "Amendment"), to
                                                              ---------
the Credit Agreement, dated as of December 8, 1993 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ICF KAISER INTERNATIONAL, INC. a Delaware
           ----------------
corporation (the "Borrower"), the lenders parties thereto (the "Lenders") and
                  --------                                      -------
CHEMICAL BANK, a New York banking corporation, as agent (in such capacity, the

"Agent").
------


                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Company, the Lenders and the Agent are parties to the Credit Agreement; and

        WHEREAS, the Company has requested that the Lenders and the Agent agree to amend certain provisions of the Credit Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agent hereby agree as follows:

        1.  Definitions.  All terms defined in the Credit Agreement shall have
            -----------
such defined meanings when used herein unless otherwise defined herein.

        2.  Amendment of Subsection 1.1.  (a)  Subsection 1.1  of the Credit
            ---------------------------
Agreement is hereby amended by deleting therefrom the definition of "Adjusted Consolidated Net Income" and inserting in lieu thereof the following new definition:

        '"Adjusted Consolidated Net Income":  for any fiscal period,
          --------------------------------
    Consolidated Net Income for such fiscal period, plus, without duplication
                                                    ----
    and to the extent reflected as a charge in the statement of such Consolidated Net Income, the sum of (a) income tax expense, (b) Consolidated Interest Expense and (c) depreciation and amortization expense.'

        (b) Subsection 1.1 of the Credit Agreement is hereby amended by adding, in proper alphabetical order, the following new definitions:

        '"Capital Expenditures":  for any period the amount, without
          --------------------
    duplication, of expenditures of the Borrower and its Subsidiaries, determined in accordance with GAAP on a consolidated basis for such period in respect of the purchase or other acquisition of fixed or capital assets or additions to equipment which should be capitalized under GAAP (including by way of the acquisition of securities of a Person or otherwise), less the amount of the net proceeds of sales in the ordinary course of business of such assets for such period, it being understood that for the purposes hereof, expenditures for "capital assets" shall not include acquisitions or investments described in and permitted by subsection 7.10(g).'

        '"Restricted Cash Amount":  at any time, the aggregate amount of cash,
          ----------------------
    Cash Equivalents and other similar short term investments, if any, of the Borrower and its Subsidiaries on a consolidated basis (i) held in the ordinary course of business in accounts located outside of the United States solely because the repatriation thereof would, in the reasonable judgement of the Borrower, result in substantial adverse tax consequences or (ii) held in accounts for the purposes described in subsections 7.3(c) or (d), in each case in accordance with the historical practices of the Company and its Subsidiaries concerning working capital and cash management or payment of Indebtedness or other obligations.'

        '"Unrestricted Cash Amount":  at any time, the  aggregate amount of
          ------------------------
    cash, Cash Equivalents and other similar short term investments, if any, of the Borrower and its Subsidiaries on a consolidated basis other than the Restricted Cash Amount at such time.'

        3.  Amendment of Subsection 2.3.  Subsection 2.3 of the Credit Agreement
            ---------------------------
is hereby amended by deleting the second sentence thereof and inserting in lieu thereof the following sentence:

    "Each borrowing under the Commitments shall be in an amount equal to (x) in the case of ABR Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurodollar Loans, $500,000 or a whole multiple of $100,000 in excess thereof."

        4.  Amendment of Subsection 2.6.  Subsection 2.6 of the Credit Agreement
            ---------------------------
is hereby amended by deleting the fourth sentence thereof and inserting in lieu thereof the following sentence:

    "Partial prepayments shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof."

        5.  Amendment of Subsection 5.2.  Subsection 5.2 of the Credit Agreement
            ---------------------------
is hereby amended by deleting paragraph (c) thereof and inserting in lieu thereof the following new paragraph (c):

        "(c)  Certificate.  In the case of each Loan, the Agent shall have
              -----------
    received a certificate of a Responsible Officer of the Company certifying that after giving effect to any such Loan and the application of the proceeds thereof within two Business Days of the requested date of such Loan, (i) the Restricted Cash Amount on such date will not be greater than $15,000,000 and (ii) the Unrestricted Cash Amount on such date will not be greater than $5,000,000."

        6.  Amendment of Subsection 7.1.  (a)  Subsection 7.1 of the Credit
            ---------------------------
Agreement is hereby amended by deleting such subsection 7.1 in its entirety and inserting in lieu thereof the following new subsection 7.1:

        "7.1  Financial Condition Covenants.
              -----------------------------

        (a)  Fixed Charge Coverage.  Permit, for each of (i) the fiscal quarters
             ---------------------
    ending on each of February 28, 1995 and May 31, 1995, (ii) the period of two consecutive fiscal quarters ending on August 31, 1995, (iii) the period of three consecutive fiscal periods ending on November 30, 1995, (iv) the period of four consecutive fiscal periods ending on February 28, 1996 and
    (v) each period of four consecutive fiscal quarters ending thereafter, the ratio of (i) the sum of (A) Adjusted Consolidated Net Income for such period plus (B) Consolidated Lease Expense for such period minus (C) Capital Expenditures for such period to (ii) the sum of (A) Consolidated Fixed Charges for such period plus (B) the aggregate amount of dividends paid in cash on shares of each class of preferred Capital Stock of the Borrower during such period, to be less than the ratio set forth opposite such Test Period below:


                              Fixed Charge
          Period Ending      Coverage Ratio
        ------------------   --------------
        February 28, 1995    1.00:1.00
        May 31, 1995         1.00:1.00
        August 31, 1995      1.05:1.00
        November 30, 1995    1.10:1.00
        February 28, 1996    1.15:1.00
        Thereafter           1.20:1.00

        (b) Interest Coverage.  Permit, for each of (i) the fiscal quarters
            -----------------
    ending on each of February 28, 1995 and May 31, 1995, (ii) the period of two consecutive fiscal quarters ending on August 31, 1995, (iii) the period of three consecutive fiscal periods ending on November 30, 1995, (iv) the period of four consecutive fiscal periods ending on February 28, 1996 and
    (v) each period of four consecutive
    fiscal quarters ending thereafter, the ratio (the "Interest Coverage Ratio")
                                                       -----------------------
    of (A) Adjusted Consolidated Net Income for such period to (B) Consolidated Interest Expense for such period, to be less than the ratio set forth opposite the last day of such period below:

                                Interest
          Period Ending      Coverage Ratio
        ------------------   --------------
        February 28, 1995    1.40:1.00
        May 31, 1995         1.45:1.00
        August 31, 1995      1.50:1.00
        November 30, 1995    1.60:1.00
        February 28, 1996    1.80:1.00
        Thereafter           2.00:1.00

        (c) Consolidated Funded Indebtedness to Consolidated Capital Funds.
            --------------------------------------------------------------
    Permit the ratio of Consolidated Funded indebtedness to Consolidated Capital Funds on the last day of any fiscal quarter ending during any "Test Period" set forth below to be greater than the ratio set forth opposite such period below:


                 Test Period                        Ratio
                 -----------                       --------
    Closing Date through May 31, 1994               .76:1.0
    June 1, 1994 through November 30, 1994          .75:1.0
    December 1, 1994 through August 31, 1995        .78:1.0
    September 1, 1995 through November 30, 1995     .77:1.0
    December 1, 1995 through February 28, 1996      .76:1.0
    Thereafter                                      .75:1.0"

        7.  Amendment of Section 6.  Section 6 of the Credit Agreement is hereby
            ----------------------
amended by adding at the end thereof the following new subsection:

        "6.13  Restricted and Unrestricted Cash.  Use its best efforts to manage
               --------------------------------
    its working capital and cash to ensure at all times that (i) the Restricted Cash Amount does not exceed $15,000,000 or (ii) the Unrestricted Cash Amount does not exceed $10,000,000, and, in the event that it becomes aware of any such excess in existence at any time, promptly to prepay the Loans in the amount of such excess at such time."

        8.  Representations; No Default.  On and as of the date hereof, and
            ---------------------------
after giving effect to this Amendment, the Company confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, provided that the references to the Credit Agreement therein
                   --------
shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.
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                                                                               5

        9.  Conditions to Effectiveness.  This Amendment shall become effective
            ---------------------------
on and as of the date (the "Amendment Effective Date") that:
                            ------------------------

        (a) the Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Company, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto; and

        (b) the Agent shall have received, for the account of each Lender, an amendment fee in an amount equal to 3/8 of 1% of such Lender's total Commitment.

        10. Limited Amendment.  Except as expressly waived and amended herein,
            -----------------
the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

        11. Costs and Expenses.  The Company agrees to pay or reimburse the
            ------------------
Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

        12. Counterparts.  This Amendment may be executed by one or more of the
            ------------
parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
            -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                                                                               6
        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                                  ICF KAISER INTERNATIONAL, INC.


                                                   By:__________________________
                                                      Title:

                                                   CHEMICAL BANK, as Agent, as
                                                   and as a Lender


                                                   By:__________________________
                                                      Title:

                                                   CHEMICAL BANK DELAWARE, as an
                                                   Issuing Bank



                                                   By:__________________________
                                                      Title:


                                                   THE BANK OF TOKYO, LTD.,
                                                   NEW YORK AGENCY


                                                   By:__________________________
                                                      Title:


                                                   NATIONSBANK, N.A.


                                                   By:__________________________
                                                      Title:


                                                   BHF-BANK


                                                   By:__________________________
                                                      Title:


                                                   By:__________________________
                                                      Title:
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                                                                               7

                                                   THE BANK OF NOVA SCOTIA


                                                   By:__________________________
                                                      Title:


                                                   BANCA COMMERCIALE ITALIANA
                                                   NEW YORK BRANCH


                                                   By:__________________________
                                                      Title:


                                                   By:__________________________
                                                      Title:


                                                   THE FUJI BANK, LIMITED


                                                   By:__________________________
                                                      Title:


                                                   CORESTATES BANK, N.A.


                                                   By:__________________________
                                                      Title:

                                    CONSENT



     Each of the undersigned Subsidiary Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.



                                       CLEMENT INTERNATIONAL CORPORATION



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       CYGNA GROUP, INC.


                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       EXCELL DEVELOPMENT CONSTRUCTION, INC.



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       ICF CONSULTING ASSOCIATES, INC.

                                       By:__________________________
                                          Title:  Authorized
                                                  Representative

                                       ICF INCORPORATED



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       ICF INFORMATION TECHNOLOGY, INC.



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       ICF KAISER ENGINEERS GROUP, INC.



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       ICF KAISER ENGINEERS, INC.


                                       By:__________________________
                                          Title:  Authorized
                                                  Representative

                                       ICF RESOURCES INCORPORATED



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       ICF TECHNOLOGY INCORPORATED



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       ICF KAISER HANFORD COMPANY



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative



                                       ICF LEASING CORPORATION, INC.



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       PHASE LINEAR SYSTEMS INCORPORATED



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       TUDOR ENGINEERING COMPANY



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative

                                       HENRY J. KAISER COMPANY



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       ICF KAISER ENGINEERS (CALIFORNIA)
                                       CORPORATION



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       KAISER ENGINEERS AND CONSTRUCTORS, INC.



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       KAISER ENGINEERS INTERNATIONAL, INC.



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       KE LIVERMORE, INC.



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative

                                       ICF KAISER ENGINEERS MASSACHUSETTS, INC.



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       ICF KAISER HOLDINGS UNLIMITED, INC.



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       ICF KAISER ENGINEERS CORPORATION



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative


                                       KE SERVICES CORPORATION



                                       By:__________________________
                                          Title:  Authorized
                                                  Representative